                                                                    Exhibit 10.3

            FIRST AMENDMENT, dated as of March 17, 2006 (this "Amendment"), to the Credit Agreement dated as of December 3, 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among COX COMMUNICATIONS, INC., a Delaware corporation, the lenders, syndication agents and arrangers and bookrunners party thereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

            The parties hereto hereby agree as follows:

            1. Defined Terms. Capitalized terms which are defined in the Credit Agreement and not otherwise defined herein have the meanings given in the Credit Agreement.

            2. Amendment. Section 1.01 of the Credit Agreement is amended:

                  (a) By deleting the definition of "Unit Appreciation Plan Expense" and adding the following new definition in proper alphabetical order:

                  "Incentive Compensation Plan Expense" shall mean charges for expenses, whether accrued or paid, under long-term incentive compensation plans and unit appreciation plans, in effect on March 1, 2006, as amended thereafter from time to time.

                  (b) By amending and restating the definition of "Consolidated Operating Cash Flow" to read as follows:

                  "Consolidated Operating Cash Flow" shall mean, as of the last day of any fiscal quarter of the Company for the period of four fiscal quarters then ended, the sum of (i) operating income of the Company and its Restricted Subsidiaries (less cash dividends and other cash distributions to the holders of minority interests in the Company's Restricted Subsidiaries), to the extent otherwise reflected in operating income before giving effect to depreciation, amortization, other non-cash charges and equity in earnings (losses) of unconsolidated investees on a consolidated basis and non-recurring one-time charges, all calculated as if any Restricted Subsidiary or business that has been presented as discontinued operations in the Company's consolidated financial statements but that has not been sold or disposed of as of the last day of such four fiscal quarter period had been presented as part of continuing operations, and (ii) cash dividends and cash distributions, other than extraordinary distributions, for such period from unconsolidated investees of the Company and its Restricted Subsidiaries, on a consolidated basis, minus, without duplication, (iii) the amount of cash payments in respect of items that were originally reflected in operating income (whether in such period or any earlier period) as non-cash charges; provided that Incentive Compensation Plan Expense shall not be included in the calculation of Consolidated Operating Cash Flow.

            3. Waiver. Any Events of Default that may have arisen on December 31, 2005, under Section 8.01 of the Credit Agreement that would not have occurred if this Amendment had been effective on that date, and any Defaults and Events of Default that may have arisen that are related to or a consequence of any of the foregoing described Events of Default, and any Defaults and Events of Defaults arising out of the failure to take any action or comply with or perform any obligation as a result of any of the foregoing described Defaults or Events of Default, and any Defaults or Events of Default arising out of any misstatements as to the absence of any such Default or Event of Default, are hereby waived.

            4. Effectiveness. This Amendment will become effective when the Administrative Agent has received this Amendment executed and delivered by the Company and the Majority Lenders.

            5. Representation and Warranties. The Company represents and warrants that, after giving effect to the provisions of this Amendment, (a) each of the representations and warranties made by the Company in Article VI of the Credit Agreement are true in all material respects on and as of the date hereof as if made on and as of such date, except to the extent that such representations and warranties refer to an earlier date, in which case they are true in all material respects as of such earlier date and except that for this purpose only the date "December 31, 2003" in the last sentence of Section 6.02 of the Credit Agreement shall be changed to "December 31, 2004", and (b) no Default or Event of Default has occurred and is continuing.

            6. Continuing Effect of the Credit Agreement. This Amendment is limited solely to the matters expressly set forth herein and does not constitute a waiver of any Default or Event of Default, except as expressly set forth in paragraph 3 above, or a consent to any future action or event. As expressly amended hereby, the Credit Agreement remains in full force and effect.

            7. Miscellaneous. The provisions of Sections 13.06, 13.07(a), 13.08, 13.09, 13.10 13.12 and 13.13 shall apply with like effect to this Amendment.

                  [remainder of page intentionally left blank]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                         COX COMMUNICATIONS, INC.

                                         By: /s/ Susan W. Coker
                                             -----------------------------------
                                             Name:
                                             Title:

                                         JP MORGAN CHASE BANK, N.A., as
                                         Administrative Agent and as Lender

                                         By: /s/ Christophe M. Vohmann
                                             -----------------------------------
                                             Name: Christophe M. Vohmann
                                             Title: Vice President

                                         BANK OF AMERICA, N.A.

                                         By: /s/ Christopher T. Ray
                                             -----------------------------------
                                             Name: Christopher T. Ray
                                             Title: Vice President

                                         THE BANK OF NEW YORK

                                         By: /s/ Laura Neenan
                                             -----------------------------------
                                             Name: Laura Neenan
                                             Title: Vice President

                                         THE BANK OF NOVA SCOTIA

                                         By: /s/ Jose Carlos
                                             -----------------------------------
                                             Name: Jose B. Carlos
                                             Title: Authorized Signatory

                                         BANK OF OKLAHOMA, N.A.

                                         By: /s/ Kenton R. Owens
                                             -----------------------------------
                                             Name: Kenton R. Owens
                                             Title: Assistant Vice President

                                         THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
                                         NEW YORK BRANCH (formerly known as THE
                                         BANK OF TOKYO-MITSUBISHI, LTD., NEW
                                         YORK BRANCH)

                                         By: /s/ Karen Ossolinski
                                             -----------------------------------
                                             Name: Karen Ossolinski
                                             Title: Authorized Signatory

                                         THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
                                         NEW YORK BRANCH (as successor-by-merger
                                         to UFJ BANK LIMITED)

                                         By: /s/ Karen Ossolinski
                                             -----------------------------------
                                             Name: Karen Ossolinski
                                             Title: Authorized Signatory

                                         BARCLAYS BANK PLC

                                         By: /s/ David Barton
                                             -----------------------------------
                                             Name: David Barton
                                             Title: Associate Director

                                         BAYERISCHE LANDESBANK, Cayman Islands
                                         Branch

                                         By: /s/ Nikolai von Mengden
                                             -----------------------------------
                                             Name: Nikolai von Mengden
                                             Title: Senior Vice President

                                         By: /s/ Norman McClave
                                             -----------------------------------
                                             Name: Norman McClave
                                             Title: First Vice President

                                         BNP-PARIBAS

                                         By: /s/ Nuala Marley
                                             -----------------------------------
                                             Name: Nuala Marley
                                             Title: Managing Director

                                         BNP-PARIBAS

                                         By: /s/ Todd Rogers
                                             -----------------------------------
                                             Name: Todd Rodgers
                                             Title: Vice President

                                         CALYON, NEW YORK BRANCH

                                         By: /s/ Douglas Roper
                                             -----------------------------------
                                             Name: Douglas Roper
                                             Title: Managing Director

                                         By: /s/ John McCloskey
                                             -----------------------------------
                                             Name: John McCloskey
                                             Title: Managing Director

                                         CITICORP NORTH AMERICA, INC.

                                         By: /s/ Maureen Maroney
                                             -----------------------------------
                                             Name: Maureen Maroney
                                             Title: Director

                                         COBANK

                                         By: /s/ Kevin A. Oliver
                                             -----------------------------------
                                             Name: Kevin A. Oliver
                                             Title: Assistant Vice President

                                         CREDIT SUISSE, CAYMAN ISLANDS BRANCH

                                         By: /s/ Doreen Barr
                                             -----------------------------------
                                             Name: Doreen Barr
                                             Title: Vice President

                                         By: /s/ Denise Alvarez
                                             -----------------------------------
                                             Name: Denise Alvarez
                                             Title: Associate

                                         DEUTSCHE BANK AG NEW YORK BRANCH

                                         By: /s/ David Dickinson
                                             -----------------------------------
                                             Name: David Dickinson
                                             Title: Director

                                         By: /s/ Andreas Neumeier
                                             -----------------------------------
                                             Name: Andreas Neumeier
                                             Title: Director

                                         DRESDNER BANK AG, NEW YORK AND GRAND
                                         CAYMAN BRANCHES

                                         By: /s/ Mark McGuigan
                                             -----------------------------------
                                             Name: Mark McGuigan
                                             Title: Vice President

                                         DRESDNER BANK AG, NEW YORK AND GRAND
                                         CAYMAN BRANCHES

                                         By: /s/ Brian Smith
                                             -----------------------------------
                                             Name: Brian Smith
                                             Title: Managing Director

                                         E.SUN COMMERCIAL BANK, LTD., LOS
                                         ANGELES BRANCH

                                         By: /s/ Benjamin Lin
                                             -----------------------------------
                                             Name: Benjamin Lin
                                             Title: EVP & General Manager

                                         FIFTH THIRD BANK

                                         By: /s/ Brian J. Blomeke
                                             -----------------------------------
                                             Name: Brian J. Blomeke
                                             Title: Assistant Vice President

                                         HSBC BANK USA, N.A.

                                         By: /s/ Darren Pinsker
                                             -----------------------------------
                                             Name: Darren Pinsker
                                             Title: Senior Vice President

                                         ING CAPITAL LLC

                                         By: /s/ Loring Guessous
                                             -----------------------------------
                                             Name: Loring Guessous
                                             Title: Managing Director

                                         LEHMAN BROTHERS BANK, FSB

                                         By: /s/ Janine M. Shugan
                                             -----------------------------------
                                             Name: Janine M. Shugan
                                             Title: Authorized Signatory

                                         LLOYDS TSB BANK, PLC

                                         By: /s/ Windsor R. Davies
                                             -----------------------------------
                                             Name: Windsor R. Davies
                                             Title: Director, Corporate Banking,
                                                    USA D061

                                         By: /s/ Deborah Carlson
                                             -----------------------------------
                                             Name: Deborah Carlson
                                             Title: VP & Manager - Business
                                                    Development C.B. C103

                                         MERRILL LYNCH BANK USA

                                         By: /s/ Louis Alder
                                             -----------------------------------
                                             Name: Louis Alder
                                             Title: Director

                                         MIZUHO CORPORATE BANK, LTD

                                         By: /s/ Raymond Ventura
                                             -----------------------------------
                                             Name: Raymond Ventura
                                             Title: Deputy General Manager

                                         MORGAN STANLEY BANK

                                         By: /s/ Daniel Twenge
                                             -----------------------------------
                                             Name: Daniel Twenge
                                             Title: Vice President

                                         NATIONAL AUSTRALIZ BANK LTD.

                                         By: /s/ Eduardo Salazar
                                             -----------------------------------
                                             Name: Eduardo Salazar
                                             Title: SVP - Head of Corporate
                                                    Banking

                                         REGIONS BANK

                                         By: /s/ J. Timothy Toler
                                             -----------------------------------
                                             Name: J. Timothy Toler
                                             Title: Vice President

                                         THE ROYAL BANK OF SCOTLAND PLC

                                         By: /s/ Andrew Wynn
                                             -----------------------------------
                                             Name: Andrew Wynn
                                             Title: Managing Director

                                         SCOTIABANC INC.

                                         By: /s/ William E. Zarrett
                                             -----------------------------------
                                             Name: William E. Zarrett
                                             Title: Managing Director

                                         SOCIETE GENERALE

                                         By: /s/ Elaine Khalil
                                             -----------------------------------
                                             Name: Elaine Khalil
                                             Title: Director

                                         SUMITOMO MITSUI BANKING CORPORATION

                                         By: /s/ Yoshihiro Hyakutome
                                             -----------------------------------
                                             Name: Yoshihiro Hyakutome
                                             Title: Joint General Manager

                                         SUNTRUST BANK

                                         By: /s/ Thomas C. Palmer
                                             -----------------------------------
                                             Name: Thomas C. Palmer
                                             Title: Managing Director

                                         U.S. BANK NATIONAL ASSOCIATION

                                         By: /s/ Gail F. Scannell
                                             -----------------------------------
                                             Name: Gail F. Scannell
                                             Title: Vice President

                                         UBS LOAN FINANCE LLC, Lender

                                         By: /s/ Richard L. Tavrow
                                             -----------------------------------
                                             Name: Richard L. Tavrow
                                             Title: Director

                                         By: /s/ Irja R. Otsa
                                             -----------------------------------
                                             Name: Irja R. Otsa
                                             Title: Associate Director

                                         WACHOVIA BANK, NATIONAL ASSOCIATION

                                         By: /s/ John D. Brady
                                             -----------------------------------
                                             Name: John D. Brady
                                             Title: Director